                                                               EXHIBIT 10(iii)46



                              THE IT GROUP, INC.
                                LOAN AGREEMENT

--------------------------------------------------------------------------------

     THIS LOAN AGREEMENT, made and entered into this ___th day of ________ (the "Effective Date"), by and among The IT Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company") and _______________, the _______________ of the Company ("Borrower"). Capitalized
terms used but not otherwise defined in this Agreement that are defined in the Program (as defined below) shall have the meanings specified in the Program.

                             W I T N E S S E T H:

     WHEREAS, the Company has adopted the Ownership Guidelines which require designated employees of the Company or an affiliate to own a specified number of securities of the Company; and

     WHEREAS, Borrower is an employee subject to the Ownership Guidelines; and

     WHEREAS, the Company has adopted The IT Group, Inc. Executive Stock Ownership Program (the "Program") to be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"); and

     WHEREAS, the Committee has notified Borrower that he is eligible to participate in the Program, the terms of which allow Borrower to borrow money from the Company to apply toward the purchase of shares of the Company's Common Stock in satisfaction of the Ownership Guidelines; and

     WHEREAS, Borrower desires to participate in the Program; and

     WHEREAS, Borrower desires to obtain a term loan as further described below (the "Loan") to be used as financing for the purchase of shares of the Company's Common Stock; and

     WHEREAS, Borrower is willing and has agreed to execute all documents necessary to evidence his/her obligations to the Company, including but not limited to a promissory note evidencing the Loan (the "Promissory Note").

     NOW, THEREFORE, in consideration of the promises and agreements herein exchanged, the sufficiency and mutuality of which are jointly acknowledged, the parties hereto do hereby agree as follows:

                              THE IT GROUP, INC.
                                LOAN AGREEMENT

--------------------------------------------------------------------------------

                                   ARTICLE I

                                   THE LOAN

     Section 1.1    LOAN.  Subject to the terms and conditions of this
                    ----
Agreement, and for the consideration and purposes herein set forth, on the Closing Date, the Company agrees to extend to Borrower the Loan in the amount of _____________________Dollars ($_____), as increased under Sections 1.4 and 1.5 hereof and decreased under Section 1.6 hereof. The term of this Agreement shall commence on the execution of this Agreement and end on the Maturity Date as defined in the Promissory Note unless such Maturity Date is accelerated in accordance with Section 1.7.2 or Section 1.8 hereof.

     Section 1.2    PROMISSORY NOTE.  The Loan shall be evidenced by and payable
                    ---------------
on the terms and conditions set forth in the Promissory Note, a copy of which is attached as Exhibit A and incorporated herein by this reference.

     Section 1.3    INTEREST RATE.  The Promissory Note shall bear interest at a
                    -------------
fixed rate of interest equal to the Applicable Federal Rate of six and sixty-ninth percent (6.69%) per annum.

     Section 1.4    PRINCIPAL AMOUNT.  The principal amount of the Promissory
                    ----------------
Note shall be as stated therein. The principal amount of the Promissory Note shall be increased by all accrued and interest unpaid as of the Maturity Date on the Promissory Note under Section 1.5 and decreased in accordance with Section 1.6.

     Section 1.5    INTEREST.  Interest shall accrue on the unpaid principal
                    --------
balance of the Promissory Note compounded semiannually with an interest rate as set forth in Section 1.3 herein from the date of the Promissory Note until final payment of the Promissory Note. Such interest shall be payable on the Maturity Date unless maturity of the Promissory Note is accelerated in accordance with
Section 1.7.2 or Section 1.8.

     Section 1.6    LOAN FORGIVENESS.
                    ----------------

          1.6.1 Upon each March 24 after the Effective Date, beginning _____________ and ending on ________________, if Borrower is an employee of good standing with the Company on each such date, the principal amount under the Promissory Note shall be reduced by twenty-five percent (25%) and the entire amount of accrued interest as of each _________ shall be treated as forgiven by the Company. The Company shall reimburse Borrower for any individual federal, state, and local tax liability incurred by the Borrower as a result of the characterization of the forgiveness of the principal and interest and tax reimbursement as compensation required to be reported on Form W-2. To the extent practicable, this gross up calculation is intended to cover the taxes on the forgiveness of any principal and interest and the tax reimbursement.

                              THE IT GROUP, INC.
                                LOAN AGREEMENT

--------------------------------------------------------------------------------

          1.6.2 Notwithstanding the foregoing, the forgiveness of the principal and accrued interest under the Promissory Note shall be subject to the following events:

                    (a)  Termination of Employment of Borrower.  In the event
                         -------------------------------------
Borrower's employment is terminated for Cause prior to the Maturity Date, Borrower shall cease to be eligible to receive any forgiveness of principal and accrued interest and tax reimbursements provided in Section 1.6.1 other than such forgiveness previously credited under the Promissory Note and tax reimbursements received before the Termination Date. In the event Borrower terminates his or her employment with the Company and all affiliates voluntarily (other than due to retirement, death or Permanent Disability) prior to the Maturity Date, Borrower shall cease to be eligible to receive any forgiveness of principal and accrued interest and tax reimbursements provided in Section 1.6.1 other than such forgiveness previously credited under the Promissory Note and tax reimbursements received before the Termination Date. Subject to Section 1.6.2(d), in the event Borrower's employment is terminated involuntarily (other than for Cause, retirement, death or disability) by the Company or an affiliate prior to the Maturity Date, Borrower shall receive any forgiveness of principal and accrued interest [and tax reimbursements] which would have occurred within the six (6) months following the Termination Date had the Borrower remained an employee of the Company during such six month period.

                    (b)  Retirement of Borrower.  In the event Borrower's
                         ----------------------
employment terminates on or after his or her Retirement Date prior to the Maturity Date, for purposes of Section 1.6.1, the full remaining balance of the Promissory Note including any accrued interest shall be fully forgiven notwithstanding such termination of employment. Borrower shall be entitled to receive, upon such retirement, all applicable tax reimbursements provided under
Section 1.6.1.

                    (c)  Death or Disability of Borrower.  In the event
                         -------------------------------
Borrower dies or becomes Permanently Disabled prior to the Maturity Date, for purposes of Section 1.6.1, the full remaining balance of the Promissory Note including any accrued interest shall be fully forgiven notwithstanding such death or disability. Borrower or, if applicable, Borrower's estate, shall be entitled to receive, upon such death or disability, all applicable tax reimbursements provided under Section 1.6.1.

                    (d)  Change of Control.  In the event an involuntary
                         -----------------
termination of employment, other than for Cause, occurs within 24 months of a Change of Control and prior to the Maturity Date, for purposes of Section 1.6.1, the full remaining balance of the Promissory Note including any accrued interest shall be fully forgiven notwithstanding such termination of employment. Borrower shall be entitled to receive, upon such termination of employment, all applicable tax reimbursements provided under Section 1.6.1.

     Section 1.7    REPAYMENTS OF PRINCIPAL.
                    -----------------------

                              THE IT GROUP, INC.
                                LOAN AGREEMENT

--------------------------------------------------------------------------------

          1.7.1 The principal amount of the Promissory Note shall be due on the Maturity Date unless maturity of the Promissory Note is accelerated in accordance with Section 1.7.2 or Section 1.8 herein.

          1.7.2 In the event Borrower's employment is terminated for Cause prior to the Maturity Date, any outstanding interest and principal under the Promissory Note and not forgiven pursuant to Section 1.6 hereof shall become immediately due and payable on the Termination Date. In the event Borrower terminates his or her employment with the Company and all affiliates voluntarily (other than due to retirement, death or Permanent Disability) prior to the Maturity Date, any outstanding interest and principal under the Promissory Note and not forgiven pursuant to Section 1.6 hereof shall become immediately due and payable on the Termination Date. In the event Borrower's employment is terminated involuntarily (other than for Cause, retirement, death or disability or change in control in accordance with 2.1.6.2(d)) by the Company or an affiliate prior to the Maturity Date, any outstanding interest and principal under the Promissory Note and not forgiven under Section 1.6 hereof shall become due and payable on the Termination Date.

     Section 1.8    OPTIONAL PREPAYMENTS.  The Loan may be prepaid in whole or
                    --------------------
in part at any time. Any partial prepayments shall be applied first to accrued and unpaid interest, and then to principal.

     Section 1.9    SECURITY.  The Loan is unsecured.
                    --------

     Section 1.10   RECOURSE.  The Loan is full recourse, and neither collection
                    --------
nor enforcement of the Loan is limited to any particular assets of Borrower.

                                  ARTICLE II

                   BORROWER'S REPRESENTATIONS AND WARRANTIES

     To induce the Company to enter into and extend and advance funds to Borrower pursuant to this Agreement, in addition to any other warranties set forth herein, Borrower hereby warrants and represents to the Company as follows, acknowledging that the Company is relying on the truth and accuracy of the following representations and warranties in entering into this Agreement with
Borrower:

     Section 2.1    VALIDITY.  This Agreement has been duly executed by Borrower
                    --------
and constitutes Borrower's valid and binding obligation enforceable against Borrower in accordance with its terms.

     Section 2.2    ADEQUATE RESOURCES.  Borrower currently has, or on the dates
                    ------------------
upon which payments are due under the Promissory Note reasonably expects to have, adequate personal financial resources from which to repay the Loan.

                              THE IT GROUP, INC.
                                LOAN AGREEMENT

--------------------------------------------------------------------------------

                                  ARTICLE III

                           DEFAULT; REMEDIES; WAIVER

     Section 3.1    EVENTS OF DEFAULT.  The following events shall constitute
                    -----------------
Events of Default under this Agreement:

          3.1.1     Failure to Pay.  If Borrower fails to pay any amount of
                    --------------
principal or interest as required herein, when such amount becomes due, and such failure continues, in whole or in part, for 90 days after the date such payment was due.

          3.1.2     Insolvency or Bankruptcy.  Borrower becomes insolvent or
                    ------------------------
unable to pay his debts as such debts become due, or Borrower files a voluntary petition in bankruptcy or has an involuntary petition for bankruptcy filed against him or her.

     Section 3.2    REMEDIES.  Upon the occurrence of either Event of Default
                    --------
under Section 3.1 hereof, the Company shall have the following remedies:

          3.2.1     Insolvency or Bankruptcy.  If such event is an Event of
                    ------------------------
Default specified in Section 3.1.2 above, the Loan and all other amounts owing under this Agreement and Promissory Note shall immediately become due and payable.

          3.2.2     Failure to Pay.  If such default is an Event of Default
                    --------------
specified in Section 3.1.1, the Company may, by 30 days' prior written notice to Borrower, declare the Loan and all other amounts owing under this Agreement and the Promissory Note to be due and payable in full, whereupon the same shall immediately become due and payable.

          3.2.3     Other Remedies; Setoff.  The Company may exercise any and
                    ----------------------
all other remedies granted to it under this Agreement or at law. Without limiting the generality of the foregoing, the Company shall have the right to setoff any amount due hereunder against any amount owed by Borrower to Company.

          3.2.4     Remedies Not Exclusive.  In addition to the foregoing
                    ----------------------
remedies, the Company shall have all the rights and remedies available to it under applicable law.

     Section 3.3    NONWAIVER.  The failure of the Company, for any reason, to
                    ---------
declare a default, or to enforce or insist on the strict performance of the covenants of this Agreement, or to seek any redress available to the Company under this Agreement, shall not be deemed a waiver of such default or of strict performance of any covenant, obligation or condition of this Agreement, nor prevent a subsequent act by Borrower from having all the force and effect of any original default or breach.

                              THE IT GROUP, INC.
                                LOAN AGREEMENT

--------------------------------------------------------------------------------

                                  ARTICLE IV

                              GENERAL PROVISIONS

     Section 4.1    ASSIGNABILITY.  Borrower's rights and interests under this
                    -------------
Agreement (a) may not be sold, assigned, transferred, pledged, hypothecated, gifted, bequeathed or otherwise disposed of to any other party by Borrower or any beneficiary, executor, administrator, heir, distributee or other person claiming under such Borrower, and (b) shall not be subject to execution, attachment or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation, gift, bequest or other disposition of such rights, interests or benefits contrary to the foregoing provisions of this Section shall be null and void and without effect.

     Section 4.2    MODIFICATION.  This Agreement may only be amended, modified,
                    ------------
or supplemented by written agreement executed by the Company and Borrower.

     Section 4.3    NOTICES.  Any notice or demand given under the terms of this
                    -------
Agreement shall be deemed delivered when mailed via United States certified mail, addressed to the other party, at the following address:

     COMPANY:

     Corporate Secretary
     The IT Group, Inc.
     2790 Mosside Boulevard
     Monroeville, PA 15146

     BORROWER:

     ______________________
     ______________________
     ______________________

Alternatively, notice or demand given under the terms of this Agreement may be given by hand delivery to the other party. If to Company, such delivery will be effective when actually delivered to: Corporate Secretary, The IT Group, Inc., 2790 Mosside Boulevard, Monroeville, PA 15146; if to Borrower, when delivered to the same address as listed above for mailing to Borrower.

     Section 4.4    BINDING EFFECT.  This Agreement shall be binding upon and
                    --------------
inure to the benefit of the successors and assigns of the parties hereto.

     Section 4.5    ATTORNEY'S FEES.  In the event any action or suit is taken
                    ---------------
or instituted to enforce this Agreement or the Promissory Note, the prevailing party shall be entitled to receive from the defaulting party all costs, expenses and fees, including reasonable attorney's fees, incurred by the prevailing party in enforcing this Agreement or the Promissory Note.

                              THE IT GROUP, INC.
                                LOAN AGREEMENT

--------------------------------------------------------------------------------

     Section 4.6    TERMINATION.  This Agreement shall be of no further force
                    -----------
and effect when the Loan and all obligations owed to the Company by Borrower in connection with this Agreement have been satisfied.

     Section 4.7    SEVERABILITY.  In the event that any provision of this
                    ------------
Agreement is found to be invalid or otherwise unenforceable by a court or other tribunal of competent jurisdiction, such invalidity or unenforceability shall not be construed as rendering any other provision contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     Section 4.8    INCORPORATION OF EXHIBITS.  All exhibits referred to in this
                    -------------------------
Agreement are incorporated by reference and made a part of the terms, provisions and covenants of this Agreement.

     Section 4.9    GOVERNING LAW.  This Agreement shall be governed by and
                    -------------
construed and enforced in accordance and with the laws of the State of Delaware, without regard to the application of the conflicts of law provisions thereof.

     Section 4.10   CUMULATIVE REMEDIES.  All the Company's rights and remedies,
                    -------------------
whether evidenced under the terms of this Agreement or any other document or instrument referred to herein are cumulative and are not intended to exclude any other remedies or means of redress to which the Company may be entitled by statute or otherwise.

     IN WITNESS WHEREOF, the parties have executed this Loan Agreement on the day and year first above written.


                                             THE IT GROUP, INC.


                                             By: _______________________________
                                             Title: ____________________________


                                             BORROWER


                                             By: _______________________________